UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 30, 2007

Fortress International Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51426	20-2027651
(Commission File Number)	(IRS Employer Identification No.)

9841 Broken Land Parkway, Columbia, Maryland	21046
(Address of Principal Executive Offices)	(Zip Code)

(410) 312-9988
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on December 6, 2007 to file the financial information required by Items 9.01 (a) and (b). All other Items contained in the Current Report on Form 8-K filed on December 6, 2007 remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

1.	The audited financial statements of Rubicon Integration, LLC as of December 31, 2006 and for the period from August 15, 2006 (inception) through December 31, 2006 are attached hereto as Exhibit 99.1.

2.	The unaudited condensed financial statements of Rubicon Integration, LLC as of September 30, 2007 and for the nine-month ended September 30, 2007 are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of Fortress International Group, Inc. and Rubicon Integration, LLC for the nine months ended September 30, 2007 are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Document

99.1	Audited Financial Statements of Rubicon Integration, LLC.
99.2	Unaudited Financial Statements of Rubicon Integration, LLC, as of September 30, 2007 and for the nine-month ended September 30, 2007.
99.3	Pro Forma condensed consolidated Financial Information of Fortress International Group, Inc. and Rubicon Integration, LLC for the nine months ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INTERNATIONAL GROUP, INC.
(Registrant)

Date: February 14, 2008	By:	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer

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